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                                                                  EXHIBIT 23.3

                             Schvaneveldt and Company
                            Certified Public Accountant
                           275 E. South Temple, Suite 300
                             Salt Lake City, Utah 84111
                                  (801) 521-2392

Darrell T. Schvaneveldt, C.P.A.

                         Consent of Darrell T. Schvaneveldt
                                Independent Auditor

     I consent to the use, in this Form S-B2, of our report dated May 3, 1994, on the financial statements of Victory Waste Incorporated, (Formerly Ventura Associates, Inc.), dated December 31, 1993 included herein.

/s/ Darrell Schvaneveldt
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Salt Lake City, Utah